SUPPLEMENT TO THE

PROSPECTUSES OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

Each fund listed below has elected to extend its participation in the United States Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008.  The Program applies only to shareholders of record of a participating fund on September 19, 2008 who have a positive balance in the same account of that fund on the date, if any, on which the fund's market-based net asset value per share falls below $0.995 (the “Guarantee Event”). The number of shares of each record holder covered by the Program will be the lesser of (a) the number of shares owned by the record holder on September 19, 2008 or (b) the number of shares owned by the record holder in the same account on the date of the Guarantee Event. If a Guarantee Event occurs, a fund would have to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 is not covered by the Program. In addition, if an investor closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

For each fund, participation in the extension of the Program requires a payment to the Treasury, on a class-by-class basis, in the amount of either 0.015% or 0.022%, depending on the market-based net asset value of the class as of September 19, 2008 (the “Program Extension Payment”). The Program Extension Payment will be borne by each fund.

Unless further extended by the Treasury, the Program is now due to expire on April 30, 2009.  There is no assurance that the funds listed below will be able to participate in the Program if it is extended beyond April 30, 2009. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Fund ceases to participate in the Program, neither the fund nor any shareholder will be entitled to any payment under the Program.

As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov/.

Participating Funds
Evergreen Institutional Money Market Funds	Evergreen Money Market Funds
Evergreen Institutional 100% Treasury Money Market Fund	Evergreen California Municipal Money Market Fund
Evergreen Institutional Money Market Fund	Evergreen Money Market Fund
Evergreen Institutional Municipal Money Market Fund	Evergreen Municipal Money Market Fund
Evergreen Institutional Treasury Money Market Fund	Evergreen New Jersey Municipal Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund	Evergreen New York Municipal Money Market Fund
Evergreen Prime Cash Management Money Market Fund	Evergreen Pennsylvania Municipal Money Market Fund
Evergreen Treasury Money Market Fund
Evergreen U.S. Government Money Market Fund

December 9, 2008	583350 rv3 (12/08)